UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 12, 2017

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	212 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¢	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¢	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¢	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¢	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On and effective January 12, 2017, the Board of Directors of Marsh & McLennan Companies, Inc. (the “Company”) approved amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) to implement a “proxy access” provision. Article III, Section 3.02 of the Amended and Restated Bylaws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company's outstanding common stock continuously for at least three years to nominate and include in the Company's proxy materials directors constituting up to the greater of two or 20% of board seats, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article III, Section 3.02.

The Amended and Restated Bylaws make other clarifications, updates and conforming changes.

This summary is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)      Exhibits

3.1      Amended and Restated Bylaws of Marsh & McLennan Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.
By:	/s/ Carey Roberts
Name:	Carey Roberts
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date:    January 12, 2017

EXHIBIT INDEX

Exhibit No.       Exhibit

3.1	Amended and Restated Bylaws of Marsh & McLennan Companies, Inc.

4